EXHIBIT 99.1

SYNTROLEUM CORPORATION

SECURITIES PURCHASE AGREEMENT

February 5, 2003

i

5.7	Opinion of Company’s Counsel	7

5.8	Proceedings and Documents; Legal Matters	7

5.9	Good Standing Certificate	8

5.10	Secretary’s Certificate	8

SECTION 6. CONDITIONS TO CLOSING BY THE COMPANY		8

6.1	Representations	8

6.2	Covenants	8

6.3	No Legal Order Pending	8

6.4	No Law Prohibiting or Restricting Such Sale	8

SECTION 7. RESTRICTIONS ON TRANSFERABILITY OF SHARES; COMPLIANCE WITH SECURITIES ACT		8

7.1	Restrictions on Transferability	8

7.2	Restrictive Legend	9

SECTION 8. COVENANTS		10

8.1	Fulfillment of Closing Conditions	10

8.2	Confidentiality	10

8.3	Publicity	11

SECTION 9. MISCELLANEOUS		11

9.1	Governing Law	11

9.2	Survival	11

9.3	Successors and Assigns	11

9.4	Entire Agreement; Amendment	11

9.5	Costs and Expenses	11

9.6	Notices, etc.	11

9.7	Delays or Omissions	12

9.8	Severability	12

9.9	Titles and Subtitles	12

9.10	Counterparts	12

9.11	Construction	12

9.12	Definitions	12

9.13	Facsimile Signatures	13

ii

EXHIBITS

A	—	Schedule of and Signature Page for Purchasers

A-1	—	Purchaser Social Security or Taxpayer Identification Number and Address Schedule

B	—	Investor Questionnaire

C	—	Form of Warrant Agreement

D	—	Form of Registration Rights Agreement

E	—	Form of Opinion of Baker Botts L.L.P.

iii

SECURITIES PURCHASE AGREEMENT

This Agreement is entered into effective as of February 5, 2003 by and among SYNTROLEUM CORPORATION, a Delaware corporation (the “Company”), and each of the persons or entities listed on the Schedule of and Signature Page for Purchasers attached hereto as Exhibit A (each a “Purchaser” and, collectively, the “Purchasers”).

SECTION 1.

AUTHORIZATION AND SALE OF SECURITIES

1.1 Authorization. The Company has authorized the sale and issuance of up to 1,000,000 shares of its common stock, par value $0.01 per share (the “Common Stock”), and up to 1,000,000 warrants (the “Warrants”) to purchase shares of Common Stock (the “Warrant Shares”), at the Closing (as hereinafter defined).

1.2 Sale of the Securities. Subject to the terms and conditions hereof, the Purchasers will, severally and not jointly, buy from the Company, and the Company will issue and sell to the Purchasers, severally and not jointly, the number of shares of Common Stock (the “Shares”) and Warrants in the respective aggregate amounts set forth opposite each Purchaser’s name on Exhibit A at an aggregate per share and per Warrant purchase price of $3.00, as set forth on Exhibit A. Each Warrant entitles the holder to purchase one share of Common Stock and shall be in the form attached to the warrant agreement (the “Warrant Agreement”) set forth in Exhibit C. The Shares and the Warrants are together referred to herein as “Securities.” The Company’s agreements with each of the Purchasers are separate agreements, and the sales of the Securities to each of the Purchasers are separate sales.

SECTION 2.

CLOSING DATE; DELIVERY

2.1 Closing. The closing of the purchase and sale of the Securities hereunder will be held at Syntroleum Corporation, Syntroleum Plaza, 1350 South Boulder, Suite 1100, Tulsa, Oklahoma 74119, on or prior to February 7, 2003 (the “Closing”), or at such other time and place upon which the Company and the Purchasers acquiring in the aggregate more than 50% of the Securities to be sold pursuant to the terms hereof mutually agree upon orally or in writing (the date of the Closing is hereinafter referred to as the “Closing Date”).

2.2 Delivery. At the Closing, the Company will deliver to each Purchaser a certificate or certificates, registered in such Purchaser’s name representing the number of Shares and Warrants in the amount set forth opposite such Purchaser’s name on Exhibit A hereto, against payment of the purchase price therefor, by wire transfer to the Company in accordance with its instructions.

SECTION 3.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth on the disclosure schedule prepared by the Company and delivered to the Purchasers, dated as of the date hereof (the “Disclosure Schedule”), the Company represents and warrants to each Purchaser both as of the date hereof and again as of the Closing as follows:

3.1 Organization and Standing; Subsidiaries; Charter and Bylaws. The Company and each of its Subsidiaries (as hereinafter defined) is a corporation, partnership or limited liability company duly organized, existing and in good standing under the laws of the jurisdiction of its incorporation or organization. The Company and each of its Subsidiaries has all requisite corporate, partnership or limited liability company power and authority to own and operate their respective properties and assets, and to carry on their business as presently conducted. The Company and each of its Subsidiaries currently is qualified to do business in each jurisdiction where the failure to be so qualified has not had and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the assets, liabilities, financial condition, operating results or business of the Company and its Subsidiaries, taken as a whole (a “Material Adverse Effect”). The Company has made available to Purchasers a true, correct and complete copy of the Company’s Certificate of Incorporation, as in full force and effect on the date hereof (the “Charter”), and a true, correct and complete copy of the Company’s Bylaws as in full force and effect on the date hereof (the “Bylaws”).

3.2 Capitalization. The authorized capital stock of the Company consists of 155,000,000 shares, 150,000,000 shares of which are designated as Common Stock, 250,000 shares of which are designated as Series A Junior Participating Preferred Stock, par value $0.01 per share (“Series A Junior Preferred Stock”), and 4,750,000 shares of which is undesignated preferred stock, par value $.01 per share (“Undesignated Stock”). As of January 1, 2003, there were 32,760,357 shares of Common Stock outstanding and there were no shares of Series A Junior Preferred Stock or Undesignated Stock outstanding. The outstanding shares of the Company’s capital stock have been duly authorized and validly issued and are fully paid and nonassessable. As of the date hereof, (i) an aggregate of 5,000,000 shares are reserved for issuance under the Company’s 1993 Stock Option and Incentive Plan, and 3,418,280 shares of Common Stock are issuable pursuant to outstanding stock options granted pursuant to the Company’s 1993 Stock Option and Incentive Plan, (ii) an aggregate of 332,827 shares (one percent of the number of shares of Common Stock outstanding on January 1, 2003) are reserved for issuance under the Company’s Stock Option Plan for Outside Directors, and 99,117 shares of Common Stock are issuable pursuant to outstanding stock options granted pursuant to the Company’s Stock Option Plan for Outside Directors, (iii) an aggregate of 1,025,198 shares are reserved for issuance pursuant to stock options granted to Company consultants, and officers outside of the Company’s 1993 Stock Option and Incentive Plan and (iv) an aggregate of 462,850 shares are reserved pursuant to stock options granted pursuant to the SLH Corporation 1997 Stock Incentive Plan Each outstanding share of Common Stock carries a stock purchase right, which rights entitle the holder to buy one-sixth of one one-hundredth of a share of junior preferred stock at a price of $125 per one one-hundredth of a share pursuant to the provisions of the Company’s Amended and Restated Rights Agreement dated as of January 31, 1997 and amended and restated as of June 17, 1999. Except as described in this Agreement or in the Disclosure Schedule, there are no other options, warrants, conversion privileges or other contractual rights presently outstanding to purchase or otherwise acquire any authorized but unissued shares of the Company’s capital stock or other securities.

3.3 Authorization. The Company has all requisite corporate power and authority to execute and deliver this Agreement, to sell and issue the Securities and the Warrant Shares hereunder and to carry out and perform its obligations under the terms of this Agreement. All corporate action on the part of the Company, its directors and its stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Securities and the Warrant Shares and the performance of all of the Company’s obligations hereunder has been taken or will have been taken prior to the Closing. This Agreement constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforcement is subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization or other laws relating to or affecting creditors’ rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Upon issuance in accordance with the provisions of this Agreement, the Shares will be validly issued, fully paid and nonassessable. Upon issuance of the Warrant Shares upon exercise of the Warrants in accordance with the Warrant Agreement, the Warrant Shares will be validly issued, fully paid and nonassessable. The issuance and sale of the Shares contemplated hereby and the Warrant Shares upon conversion of the Warrants will not give rise to any preemptive rights or rights of first refusal on behalf of any person.

3.4 SEC Reports. The Company has previously made available to the Purchasers true and complete copies of its (i) Annual Report on Form 10-K (as amended by Amendment No. 1 thereto on Form 10-K/A) for its fiscal year ended December 31, 2001, (ii) Quarterly Reports on Form 10-Q for its quarterly periods ended March 31, 1999, June 30, 1999 (as amended by Amendments No. 1 and No. 2 thereto on Form 10-Q/A) and September 30, 1999, (iii) Current Reports on Form 8-K dated July 16, 2002, August 13, 2002 and October 4, 2002, (iv) definitive proxy statement for its 2002 annual stockholders meeting, and (v) any other reports or registration statements filed by the Company with the Securities and Exchange Commission (the “Commission”) since January 1, 2002, except for preliminary material, which are all the documents that the Company was required to file since that date (collectively, the “SEC Reports”). As of their respective dates, the SEC Reports complied as to form in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission thereunder applicable to such SEC Reports. As of their respective dates, the SEC Reports, when read together with previously filed SEC Reports, did not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading, except as updated, corrected or superceded by subsequently filed SEC Reports. Except as may be indicated therein or in the notes thereto, the audited consolidated financial statements and unaudited interim financial statements of the Company included in the SEC Reports comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby and fairly present in all material respects the financial condition of the Company as of the dates indicated and the results of operations, changes in stockholders’ equity and cash flows of the Company for the period indicated. Since September 30, 2002, there has been no change in the assets, liabilities, financial condition, operating results or business of the Company and its Subsidiaries, taken as a whole, from that reflected in the audited consolidated financial statements and unaudited interim financial statements of the Company included in the SEC reports, except changes in the ordinary course of business that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

3.5 No Conflicts. The execution, delivery and performance of this Agreement, including the issuance of the Securities and the Warrant Shares, have not resulted and will not (i) result in any violation of or conflict with, or constitute a default under, the Company’s Charter or Bylaws, (ii) result in any violation of or conflict with, or constitute a material default under, any mortgage, indebtedness, lease, indenture, contract, agreement, license, instrument, judgment, order, decree, statute, law, ordinance, rule or regulation to which the Company or any of its Subsidiaries is party or otherwise subject to (subject to any notices of sale required to be filed with the Securities and Exchange Commission under Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), required notices or filings with the NNM or such post-closing filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefor), or (iii) result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or any of its Subsidiaries, except in the case of clauses (ii) or (iii) as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

3.6 Governmental Consent, etc. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the execution, delivery and performance of this Agreement, except any notices of sale required to be filed with the Securities and Exchange Commission under Regulation D of the Securities Act, required notices or filings with the NNM or such post-closing filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefor.

3.7 Litigation. There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company or any Subsidiary of the Company that questions the validity of this Agreement or the right of the Company to enter into such agreement, or to consummate the transactions contemplated hereby, or that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or that would reasonably be expected to materially adversely affect the Company’s ability to consummate the transaction contemplated hereby.

3.8 Brokers or Finders. The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders’ fees or agents’ commissions or any similar charge in connection with this Agreement.

SECTION 4.

REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

Each Purchaser severally represents and warrants to the Company both as of the date hereof and again as of the Closing, as to such Purchaser only, as follows:

4.1 Experience; Accredited Investor. Such Purchaser is a sophisticated investor and has experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that such Purchaser is capable of evaluating the merits and risks of his investment in the Company and has the capacity to protect such Purchaser’s own interests. Further, such Purchaser recognizes that an investment in the Company is highly speculative and involves significant risks (including those identified in the SEC Reports) including a complete loss of such investment. In addition, such Purchaser is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act and has accurately completed the questionnaire attached hereto as Exhibit B. Such Purchaser (i) has no need for liquidity in the investment in the Shares, (ii) is able to bear the substantial economic risk of an investment in the Shares for an indefinite period and (iii) could afford the complete loss of such Purchaser’s investment in the Shares.

4.2 Investment. Such Purchaser is acquiring the Shares for investment for such Purchaser’s own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. Such Purchaser has not offered or sold any portion of the Shares to be acquired by it and has no present intention of reselling or otherwise disposing of any portion of such Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance. Such Purchaser understands that the Shares to be purchased have not been, and will not be, registered under the Securities Act or qualified under applicable blue sky or other state securities laws by reason of specific exemptions from the registration provisions of the Securities Act and the qualification provisions of applicable blue sky and other state securities laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser’s representations as expressed herein. Such Purchaser understands that no Federal or state agency has passed upon the Shares or made any finding or determination as to the fairness of the investment or any recommendation or endorsement of the Shares. Such Purchaser acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. Such Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act, which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions. In acquiring the Shares, such Purchaser is acting on such Purchaser’s own behalf and is not acting together with any other person or entity (including any other Purchasers) for the purpose of acquiring, holding, voting or disposing of the Shares within the meaning of Section 13(d) of the Exchange Act. If such Purchaser is not a natural person, it was not formed solely for purposes of making this investment. Unless such Purchaser has otherwise notified the Company in writing, such Purchaser is not, and has not been within the 90 days prior to the Closing Date, an officer, director, employee, agent or affiliate of the Company or of any other Purchaser. Unless such Purchaser has otherwise notified the Company in writing, such Purchaser is not a broker or dealer of securities, nor prior to the Closing Date is such Purchaser the beneficial owner of 5% or more of the Common Stock. Such Purchaser has not prior to the date hereof directly or indirectly, through related parties, affiliates or otherwise (a) sold “short” or “short against the box” (as those terms are generally understood) any equity security of the Company; or (b) otherwise engaged in any transaction which involves hedging of its position in, or reducing of its economic exposure to, the securities of the Company.

4.3 Access to Data. Such Purchaser has read carefully and understands this agreement and has consulted with such Purchaser’s own attorney, accountant or investment advisor with respect to the investment contemplated hereby and its suitability for such Purchaser. Such Purchaser has received a copy of the SEC Reports. Such Purchaser has had an opportunity to discuss the Company’s business, management and financial affairs with its management and has had the opportunity to review the Company’s facilities. Such Purchaser also has had opportunity to ask questions of officers of the Company. Such Purchaser’s taking advantage of any such opportunity however, does not limit or modify the representations and warranties of the Company in Section 3 hereof or the right of any of the Purchasers to rely thereon. Such Purchaser has relied solely upon the information provided by the Company in the SEC Reports and this Agreement in making the decision to invest in the Shares.

4.4 Authorization. Such Purchaser has all requisite power and authority to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement. If such Purchaser is a corporation or other entity, all corporate action on the part of such Purchaser, such Purchaser’s directors and stockholders (or similar action on the part of such Purchaser if it is an entity other than a corporation) necessary for the authorization, execution, delivery and performance of this Agreement by such Purchaser, the purchase of the Shares and the performance of all of such Purchaser’s obligations hereunder has been taken or will be taken prior to the Closing. This Agreement constitutes the valid and legally binding obligation of such Purchaser, enforceable in accordance with its terms, except as such enforcement is subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization or other laws relating to or affecting creditors’ rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.5 Address and Social Security or Taxpayer Identification Number. The address and social security or taxpayer identification number set forth opposite such Purchaser’s name on the Purchaser Address and Social Security or Taxpayer Identification Number Schedule attached hereto as Exhibit A-1 are true and correct, such address is such Purchaser’s resident or principal place of business, and such Purchaser has no present intention of changing such residence or principal place of business to any other state or jurisdiction.

4.6 Litigation, etc. There is no action, suit, proceeding or investigation pending or, to such Purchaser’s knowledge, currently threatened against such Purchaser that questions the validity of this Agreement or the right of such Purchaser to enter into such agreement, or to consummate the transactions contemplated hereby, or that would reasonably be expected to materially adversely affect such Purchaser’s ability to consummate the transaction contemplated hereby.

4.7 Governmental Consent, etc. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of such Purchaser is required in connection with the execution, delivery and performance of this Agreement.

4.8 Brokers or Finders. Such Purchaser has not incurred, and will not incur, directly or indirectly, as a result of any action taken by such Purchaser, any liability for brokerage or finders’ fees or agents’ commissions or any similar charge in connection with this Agreement.

SECTION 5.

CONDITIONS TO CLOSING BY THE PURCHASERS

Each Purchaser’s obligation to purchase the Shares at the Closing is, at the option of such Purchaser, subject to the fulfillment of the following conditions:

5.1 Representations and Warranties Correct. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects as of the Closing Date with the same effect as though such representations and warranties had been made on the Closing Date except to the extent any such representation specifically references an earlier date.

5.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with.

5.3 No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

5.4 No Law Prohibiting or Restricting Such Sale There shall not be in effect any law, rule or regulation prohibiting or restricting such purchase or requiring any consent or approval of any person prior to such purchase which shall not have been obtained.

5.5 Compliance Certificate. The Company shall have delivered to the Purchasers a certificate executed by the President and the Chief Financial Officer of the Company, dated the Closing Date, and certifying as to the fulfillment of the conditions specified in Sections 5.1 and 5.2 of this Agreement.

5.6 Registration Rights Agreement. The Company shall have executed and delivered to the Purchasers, a Registration Rights Agreement, substantially in the Form of Exhibit D hereto.

5.7 Opinion of Company’s Counsel. The Purchasers shall have received from Baker Botts L.L.P., counsel to the Company, an opinion addressed to the Purchasers, dated the Closing Date, substantially in the form of Exhibit E hereto

5.8 Proceedings and Documents; Legal Matters. All corporate and other proceedings in connection with the transactions contemplated at the Closing, and all documents incident thereto, shall be reasonably satisfactory in form and substance to the Purchasers. All material matters of a legal nature which pertain to this Agreement and the transactions contemplated hereby, shall be reasonably approved by the Purchasers on advice of counsel.

5.9 Good Standing Certificate. The Company shall have delivered to the Purchasers a Certificate dated as of a recent date issued by the Secretary of State of Delaware to the effect that the Company is legally existing and in good standing.

5.10 Secretary’s Certificate. The Company shall have delivered to the Purchasers a certificate executed by the Secretary of the Company dated as of the Closing, certifying as to (a) the directors resolutions authorizing the transactions contemplated by this Agreement; (b) the Charter of the Company; (c) the Bylaws of the Company; (d) the incumbency of the Chief Executive Officer, President, Chief Financial Officer and Secretary of the Company; and (e) such other matters as the Purchasers may reasonably request.

SECTION 6.

CONDITIONS TO CLOSING BY THE COMPANY

The Company’s obligation to sell and issue the Shares at the Closing is, at the option of the Company, subject to the fulfillment as of the Closing Date of the following conditions:

6.1 Representations. The representations made by the Purchasers in Section 4 hereof shall be true and correct in all material respects on the Closing Date with the same effect as though such representations and warranties had been made on the Closing Date except to the extent any such representation specifically references an earlier date.

6.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing Date shall have been performed or complied with.

6.3 No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

6.4 No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale and issuance or requiring any consent or approval of any person prior to such sale and issuance which shall not have been obtained.

SECTION 7.

RESTRICTIONS ON TRANSFERABILITY OF SHARES;

COMPLIANCE WITH SECURITIES ACT

7.1 Restrictions on Transferability. Each Purchaser acknowledges that the Shares, the Warrant Shares and the Warrants referred to herein are “restricted securities” as such term is defined in Rule 144(a)(3) under the Securities Act. Each Purchaser agrees that it has not and will not make any offer, sale or other transfer of the Shares, the Warrant Shares or the Warrants by any means which would not comply with applicable law or this Agreement or which would otherwise impose upon the Company any obligation to satisfy any public filing or registration requirement. Each Purchaser further agrees that it will not offer, sell or transfer the Shares, the Warrant Shares or the Warrants unless:

(a)	there is then in effect a registration statement under the Securities Act covering such proposed disposition (the “Registration Statement”) and such disposition is made in accordance with the Registration Statement; or

(b)	such Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and, if requested by the Company, it shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition is exempt from registration of such shares under the Securities Act or any applicable state, foreign or other securities laws.

Each Purchaser acknowledges that the Company is under no obligation to aid such Purchaser in obtaining any exemption from registration requirements in connection with a proposed disposition. Each Purchaser also acknowledges that such Purchaser shall be responsible for compliance with all conditions on transfer imposed by any securities administrator of any state and for any expenses incurred by the Company for legal or accounting services in connection with reviewing such a proposed transfer and issuing opinions in connection therewith. Each Purchaser understands and agrees that any disposition of the Shares, the Warrant Shares or the Warrants in violation of this Agreement shall be null and void, and that no transfer of the Shares, the Warrant Shares or the Warrants shall be made by the Company or the transfer agent for the Common Stock upon the Company’s stock transfer books or records unless and until there has been compliance with the terms of this Agreement, the Securities Act, any applicable state and foreign securities law and any other laws. Each Purchaser agrees that it will not transfer the Shares, the Warrant Shares or the Warrants, other than pursuant to a Registration Statement or in a transaction that complies with Rule 144, unless the transferee agrees to be bound by the restrictions on transfer contained herein to the same extent as if it were an original Purchaser.

7.2 Restrictive Legend. Each certificate representing (i) the Shares, the Warrant Shares and the Warrants, and (ii) any other securities issued in respect of the Shares, the Warrant Shares and the Warrants upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY ACCEPTABLE TO IT THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SAID ACT.

Each Purchaser consents to the Company making a notation on its records and giving instructions to any transfer agent of the Common Stock in order to implement the restrictions on transfer established in this Section 7. The certificates for Warrants and the Warrant Shares will include such legend as is specified in the Warrant Agreement.

SECTION 8.

COVENANTS

8.1 Fulfillment of Closing Conditions. The Company and each Purchaser agrees to use its commercially reasonable best efforts to cause the fulfillment of the closing conditions (to the extent, in whole or in part, within its or his direct or indirect control) set forth in Sections 5 and 6 hereof.

8.2 Confidentiality. For the purposes of this Section 8.2, the term “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary of the Company in connection with the transactions contemplated by or otherwise pursuant to this Agreement (including, without limitation, any information regarding the transactions contemplated hereby provided prior to the Closing Date), provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by any Purchaser or any person or entity acting on such Purchaser’s behalf, or (c) otherwise becomes known to any Purchaser other than through disclosure by the Company or any Subsidiary of the Company. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by the purchased Shares), (ii) its financial advisors and other professional advisors who are made aware of the confidential nature of such information, (iii) any other Purchaser, or (iv) any other person or entity to which such delivery or disclosure may be necessary or appropriate (x) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (y) in response to any subpoena or other legal process or (z) in connection with any litigation to which such Purchaser is a party. Each Purchaser agrees to provide the Company with reasonable prior notice of any proposed delivery or disclosure of Confidential Information pursuant to clause (iv) of the foregoing sentence and to use commercially reasonable best efforts to cause the person or entity to which such delivery or disclosure is made to agree in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 8.2. Each Purchaser hereby acknowledges that such Purchaser is aware, and that such Purchaser will advise its representatives who have knowledge of Confidential Information, that the United States securities laws prohibit any person who has material, non-public information concerning the Company from purchasing or selling securities of the Company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and such Purchaser agrees to comply and cause its representatives to comply with such laws.

8.3 Publicity. The Company and each Purchaser agrees not to issue any press release or make any public announcement with respect to this Agreement or the transactions contemplated hereby unless the prior written consents of the other parties hereto have been obtained, which consents shall not be unreasonably withheld; provided however, that the Company may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case it will use its best efforts to advise the Purchasers prior to making such disclosure).

SECTION 9.

MISCELLANEOUS

9.1 Governing Law. This Agreement shall be governed and construed in all respects in accordance with the laws of the State of Delaware as applied to agreements made and performed in Delaware by residents of the State of Delaware.

9.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by Purchasers and the closing of the transactions contemplated hereby for a period of one year.

9.3 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

9.4 Entire Agreement; Amendment. This Agreement and the other documents delivered pursuant hereto at the Closing constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that holders of a majority of the Shares issued and issuable hereunder may waive, modify or amend, on behalf of all such holders, any provisions hereof.

9.5 Costs and Expenses. Each party hereto shall pay its own costs and expenses incurred in connection herewith, including the fees of its counsel, auditors and other representatives, whether or not the transactions contemplated hereby are consummated.

9.6 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing (or in the form of a telex or telecopy (confirmed in writing) to be given only during the recipient’s normal business hours unless arrangements have otherwise been made to receive such notice by telex or telecopy outside of normal business hours) and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, or telex or telecopy (as provided above) addressed (a) if to a Purchaser, at such address as such Purchaser shall have furnished to the Company in writing or (b) if to any other holder of any Shares, at such address as such holder shall have furnished the Company in writing or, until any such holder so furnishes an address to the Company, then to the address of the last holder of such Shares who has so furnished an address to the Company or (c) if to the Company, sent to its principal executive offices and addressed to the attention of the President, or at such other address as the Company shall have furnished to the Purchasers.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid or, if by telex or telecopy, when received and confirmed in the manner provided above.

9.7 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any holder of any Shares, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

9.8 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, invalid, unenforceable or void, this Agreement shall continue in full force and effect without said provision. In such event, the parties shall negotiate, in good faith, a legal, valid and enforceable substitute provision which most nearly effects the intent of the parties in entering into this Agreement.

9.9 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

9.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

9.11 Construction. Whenever the context so requires, the singular number includes the plural and vice versa, and a reference to one gender includes the other gender or the neuter.

9.12 Definitions. The following terms shall have the following meanings:

“Business Day” shall mean a day Monday through Friday on which banks are generally open for business in New York.

“NASD” shall mean National Association of Securities Dealers, Inc.

“NNM” shall mean Nasdaq National Market.

“Subsidiary” shall mean any corporation or other organization, whether incorporated or unincorporated, of which the Company directly or indirectly owns or controls at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization, or any organization of which the Company is a general partner.

9.13 Facsimile Signatures. Any signature page delivered by a fax machine or telecopy machine shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto. Any party who delivers such a signature page agrees to later deliver an original counterpart to any party which requests it.

The foregoing agreement is hereby executed as of the date first above written.

SYNTROLEUM CORPORATION

By:	/s/ Kenneth L. Agee
	Name:	Kenneth L. Agee

	Title:	Chief Executive Officer

EXHIBIT A

Schedule of and Signature Page for Purchasers

Purchaser	Signature	Number of Shares	Number of Warrants	Aggregate Purchase Price
Michael Zilkha	/s/ Michael Zilkha	666,667	666,667	$2,000,001.00
Selim K. Zilkha Trust	By: /s/ Selim K. Zilkha Name: Selim K. Zilkha Title: Trustee		333,333	$999,999.00

Total:		1,000,000	1,000,000	$3,000,000.00

A-1

EXHIBIT A-1

Purchaser Social Security or Taxpayer Identification Number and Address Schedule

Purchaser	Social Security or Taxpayer Identification Number	Address
Michael Zilkha	###-##-####	1001 McKinney, Suite 1900 Houston, TX 77002
Selim K. Zilkha Trust	###-##-####	750 Lausanne Road Los Angeles, CA 90077

A-1-1

EXHIBIT B

INVESTOR QUESTIONNAIRE

Purchaser Name

The Purchaser represents and warrants that it comes within each category marked below, and that for any category marked, it has truthfully set forth the factual basis or reason the Purchaser comes within that category. The undersigned agrees to furnish any additional information that the Company deems necessary in order to verify the answers set forth below.

— (a)	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with its spouse, presently exceeds $1,000,000.

Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

— (b)

The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with their spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and loses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

— (c)	The undersigned is a director or executive officer of the Company.

— (d)

The undersigned is a bank; a savings and loan association, insurance company, registered investment company; registered business development company; licensed small business investment (“SBIC”); and employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.

(describe entity)

— (e)	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940;

(describe entity)

— (f)

The undersigned is a corporation, partnership, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Shares and with total assets in excess of $5,000,000;

(describe entity)

— (g)

The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, where the purchase is directed by a “sophisticated person” as defined in Regulation 506(b)(2)(ii).

— (h)

the undersigned is an entity all the equity owners of which are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.

(describe entity)

THE UNDERSIGNED IS INFORMED OF THE SIGNIFICANCE TO YOU OF THE FOREGOING REPRESENTATIONS, AND THEY ARE MADE WITH THE INTENTION THAT YOU WILL RELY ON THEM.

B. MANNER IN WHICH TITLE TO BE HELD (check one)

1. —	Individual Ownership
2. —	Community Property
3. —	Joint Tenant with Right of Survivorship (both parties must sign)
4. —	Partnership
5. —	Tenants in Common
6. —	Corporation
7. —	Trust
8. —	Other

C. NASD AFFILIATION

If the Purchaser is a member of the NASD or an affiliate or associate (within the meaning of the rules of the NASD) of such a member, so indicate below and describe any applicable affiliation or association. If none, so state.

IN WITNESS WHEREOF, the undersigned has executed the Questionnaire on                                    , 2003.

(Signature)

(Title for Entity)

EXHIBIT C

FORM OF WARRANT AGREEMENT

C-1

EXHIBIT D

FORM OF REGISTRATION RIGHTS AGREEMENT

D-1

EXHIBIT E

FORM OF OPINION OF BAKER BOTTS L.L.P.

D-2